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                                                                    EXHIBIT 10.5

                      AMERICAN COMMUNITY PROPERTIES TRUST

                        EMPLOYEES' SHARE INCENTIVE PLAN

1.   Purpose
     -------
          The purpose of this Employees' Share Incentive Plan is to promote the growth and general prosperity of American Community Properties Trust, a Maryland real estate investment trust, (the "Company"), by permitting the Company, by grant of Awards to acquire proprietary interests therein, to attract and retain the best available personnel for the Company and its Affiliates for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliates.

2.   Definitions
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          In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as males, any term in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings set forth in this
Section 2:

     (a) "Affiliate" means, with respect to a designated person, any other person controlled by the designated person. As used in this definition of "Affiliate," "control" of a person means the ownership, directly or indirectly, of fifty percent (50%) or more of the voting securities or general partnership interests of the person or fifty percent (50%) or more of the value of the equity interests in the person.

     (b) "Agreement" means an agreement entered into between the Company and a Grantee, setting forth the terms and conditions applicable to the Award granted to the Grantee.
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     (c) "Award" means an Option, a Right, or an award of a type authorized by
Section 9 hereof.

     (d) "Committee" means the board of trustees of the Company, not including trustees who are eligible to participate in the Plan.

     (e) "Declaration of Trust" means the Declaration of Trust of American Community Properties Trust, dated as of [___________], as amended from time to time.]

     (f) "Employee" means an employee of the Company or an Affiliate of the Company.

     (g) "Exercise Date" means a date on which some or all of the Shares subject to an Exercise Date Share Option may be purchased.

     (h) "Exercise Date Share Option" means an Option that, pursuant to Section 7(d) hereof, is exercisable only on specified Exercise Dates.

     (i) "General Share Option" means an Option with respect to which available Installments are, pursuant to Section 7(c) hereof, exercisable at any time and from time to time.

     (j) "Grantee" means an individual to whom an Award is granted under the Plan.

     (k) "Installment" means the portion of the total number of Shares subject to an Option that the Grantee may purchase during each of the several periods of the term of a General Share Option or on each of the Exercise Dates of an Exercise Date Share Option.

     (l) "Legal Representative" means the executor, administrator, guardian or other

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legal representative of a Grantee who dies or becomes incapacitated.

     (m) "Option" means a right granted under the Plan to purchase Shares. Unless the context clearly indicates otherwise, the term "Option" shall include both Exercise Date Share Options and General Share Options.

     (n) "Plan" means the American Community Property Trust Employees' Share Incentive Plan as set forth herein and as amended from time to time.

     (o) "Right" means a right granted under the Plan to receive payment in accordance with Section 8 hereof.

     (p) "Share" means a common share of the Company, as described in the Declaration of Trust.

3.   Administration
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     The Plan shall be administered by the Committee.  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion, to determine which eligible Employees shall receive Awards, the time when Awards shall be granted, the type of each Award, the terms of such Awards (which may differ from one another), the number of Shares subject to each Award and the exercise price or purchase price of an Award (if any) per Share (which may be less than, equal to, or greater than the fair market value of a Share on the date of grant), and shall have authority to do everything necessary or appropriate to administer the Plan including, without limitation, interpreting the Plan. All decisions, determinations, and interpretations of the Committee shall be final and binding for all purposes and upon all persons. Any action that the Committee may take through a written instrument signed by all of its members then in office shall be as effective as though taken at a meeting duly called and held.

4.   Eligibility
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          The Committee may grant Awards to any key Employee, including an
Employee who is a Trustee of the Company or a director or trustee of any Affiliate of the Company presently existing or hereinafter organized or acquired. All determinations by the Committee as to the identity of the persons to whom Awards may be granted hereunder shall be conclusive. An individual Grantee may receive more than one Award.

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5.   Shares Subject to the Plan
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     (a) Subject to the provisions of subsection (b), below, the Company may grant Awards under the Plan with respect to not more than the least of the following numbers of Shares: (i) the number of Shares authorized under the Declaration of Trust; or (ii) the number of Shares specified by any other limit upon the issuance of Shares as compensation imposed by the rules of any securities exchange on which the Shares are listed.

     (b) If an Award is cancelled, surrendered, lapses, or is terminated, in whole or in part, without being exercised (if applicable), for any reason other than the exercise of a related Award or of another portion of the Award, in such manner that all or some of the Shares subject to the Award are not issued to a Grantee (and cash, Shares, or any other form of payment is not paid in lieu thereof), the Shares subject to the Award shall be restored to the aggregate maximum number of Shares (specified in subsection (a), above) with respect to which Awards may be granted under the Plan.

6.   Term
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          The Plan shall become effective as of [________].  It shall continue in effect for a term of ten (10) years from the date that it becomes effective, unless it is sooner terminated in accordance with Section 13 hereof. Awards may be granted at any time prior to the earlier of the expiration of the ten-year term of the Plan, as described above, or the termination of the Plan pursuant to
Section 13 hereof.

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7.   Options
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     (a)  Duration of Option
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          No Option shall be exercisable before the expiration of six (6) months from the date it was granted or such longer period as the Committee may establish as to any and all Shares subject to any Option. Subject to extension as provided in subsection (d)(iv), below, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted or such shorter period as the Committee may establish as to any and all Shares subject to any Option, and, subject to the provisions of subsections (c) and (d) hereof, each Option shall terminate on the date on which the Grantee ceases to be an Employee.

     (b)  Exercise of Option
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          (i) The Shares subject to an Option shall be exercisable in
Installments, as may be determined by the Committee.

          (ii) In the event that the Company enters into an agreement to dispose of all or substantially all of the assets of the Company, or the Shares therein, by means of a sale, a reorganization, a liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of Shares subject to that Option, notwithstanding any other provision of the Plan, during the period commencing as of the date of such agreement and ending immediately prior to the closing contemplated by the agreement or when the agreement is terminated, and, notwithstanding any other provision of the Plan, all Options shall terminate and cease to be exercisable from and after such closing. The Company shall provide each Grantee with notice of the contemplated closing

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promptly after the agreement to dispose of all or substantially all of the assets of the Company, or the Shares therein, is reached, but in no event less than forty-eight (48) hours prior to the closing.

          (iii) An Option shall be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.

          (iv) Until the issuance of Share certificates therefor, no right to direct the vote or receive distributions or any other rights as a shareholder shall exist with respect to optioned Shares notwithstanding the exercise of an Option. No adjustment shall be made for distribution or other rights for which the record date is prior to the date a Share certificate is issued except as provided in Section 14 hereof.

     (c)  General Share Options
          ---------------------

          (i) The Committee may grant General Share Options with respect to which the Grantee may purchase an available Installment or any portion thereof at any time and from time to time. Installments or portions thereof not purchased in earlier periods shall accumulate and shall be available for purchase in later periods within the term of the Option.

          (ii) If the Grantee dies or becomes incapacitated while an Employee, the Grantee's Legal Representatives shall have the right to exercise, to the extent the Option was exercisable on the date that the Grantee died or became incapacitated, a General Share Option for six (6) months after such date as the Company shall have

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notified the Grantee's Legal Representatives of their right (if any) to exercise the Option, or such shorter period as the Committee may establish. As soon as practicable after the Company has learned of the death or incapacity of a Grantee and the identity of the Grantee's Legal Representatives, the Company shall notify the Legal Representatives of their right (if any) to exercise the Option.

          (iii) If the Grantee ceases to be an Employee for any reason other than death or incapacity, the Grantee shall have the right to exercise, to the extent the Option was exercisable on the date the Grantee ceased to be an Employee, a General Share Option for thirty (30) days after such date, or such shorter period as the Committee may establish.

          (iv) Notwithstanding any other provision of this subsection (c), in no event shall any General Share Option be exercisable after the term of the Option.

     (d)  Exercise Date Share Options
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          (i) The Committee may grant Exercise Date Share Options, which are exercisable only on Exercise Dates designated by the Committee. The Committee shall designate Exercise Dates at the time of the grant of an Exercise Date Share Option and may designate additional Exercise Dates at any time and from time to time. The Grantee may purchase less than the full Installment available under the Option on any Exercise Date. Installments or portions thereof not purchased on earlier Exercise Dates shall accumulate and shall be available for purchase on later Exercise Dates within the term of the Option.

          (ii) If the Grantee ceases to be an Employee, for any reason other than

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death or incapacity, on a day that is not an Exercise Date, an Exercise Date
Share Option may be exercised, to the extent the Option could be exercised on the Exercise Date immediately preceding the termination of his status as an Employee, on the Exercise Date immediately following the termination of his status as an Employee. The Option may not be exercised on any other Exercise Date. For example, assume that the Committee has designated July 1, 1993, and August 1, 1994, as Exercise Dates with respect to an Exercise Date Share Option granted to a Grantee. Assume further that the Grantee ceases to be an Employee on September 30, 1993, he had the right to exercise the Option with respect to 2,000 Shares on July 1, 1993, and had not exercised his Option on that date. Then such Grantee may exercise the Option with respect to these 2,000 Shares on August 1, 1994.

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          (iii)  If the Grantee ceases to be an Employee on a day that is an
Exercise Date, an Exercise Date Share Option may not be exercised after the Grantee ceases to be an Employee.

          (iv) If the Grantee dies or becomes incapacitated while an Employee or while all or a portion of an Exercise Date Share Option could have been exercised pursuant to paragraph (ii), above, his Legal Representatives shall have the right to elect to exercise, to the extent the Option would have been exercisable on the Exercise Date immediately subsequent to the Grantee's death or incapacity, the Option on the first Exercise Date occurring after such death or incapacity, provided that there is a Legal Representative appointed to represent such Grantee or his estate and if not, on the first Exercise Date thereafter on which there is then a Legal Representative to act for such Grantee or his estate. Provided, further, in all events such Legal Representative shall have the right to exercise such Option for a period of ninety (90) days following the delivery of notice by the Company to the Legal Representatives.

8.   Rights
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     (a)  General
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          The Committee shall have authority, in its sole discretion, to provide for the grant of Rights either (i) in tandem with all or a portion of an Option granted under the Plan or (ii) independent of any Option granted under the Plan. A Right shall permit the Grantee to receive, upon exercise of the Right, an amount (to be paid in cash, in Shares in property or in any combination thereof, as specified in the Agreement or, if not, as determined by the Committee in its sole discretion at any time prior to or after

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exercise) equal in value to the excess of (i) the fair market value of the
Shares with respect to which the Right is exercised on the date of exercise, determined as specified in the Agreement, over (ii) either (A) the Option price of the related Option in the case of a tandem Right, or (B) the base price specified in the Agreement in the case of an independent Right, whichever is applicable. A tandem Right shall be exercisable only at such times, and to such extent, as the related Option is exercisable. An independent Right shall be exercisable at such time and to such extent as the Committee shall determine. A tandem Right may be granted coincident with or after the grant of any related Option.

     (b)  Exercise of Rights
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          (i) With respect to Rights, the Committee may establish such waiting periods, exercise dates and other limitations (including restrictions on any Shares received upon the exercise of a Right) as it shall deem appropriate in its sole discretion.

          (ii) A Right shall be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Right.

          (iii) The right of a Grantee to exercise a tandem Right shall be canceled if and to the extent that the Shares subject to the Right are purchased upon the exercise of the related Option, and the right of a Grantee to exercise an Option shall be canceled if and to the extent that the Shares subject to the Option are used to calculate the amount to be received upon the exercise of a tandem Right.

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          (iv) Until the issuance of Share certificates therefor, if any, no right to direct the vote or receive distributions or any other rights as a Shareholder shall exist with respect to Shares subject to the Right notwithstanding the exercise of a Right. No adjustment shall be made for distribution or other rights for which the record date is prior to the date a Share certificate is issued except as provided in Section 14 hereof.

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9. Other Share-Based Awards
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          The Committee may, from time to time, grant Awards (in addition to
Options and Rights) under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law. The Committee may subject such Awards to such vesting or earnout provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Committee may grant Awards under this Section 9 that require no payment of consideration by the Grantee (other than services previously rendered or, as may be permitted by applicable law, services to be rendered), either on the date of grant or the date any restriction(s) thereon are removed. Awards granted under this Section 9 may include, by way of example, restricted Shares, phantom Shares, performance Shares, performance bonus awards, and other awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.

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10.  Tax Withholding
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          The Company shall have the right to collect an amount sufficient to satisfy any federal, state, Puerto Rico and/or local withholding tax requirements that may apply with respect to any Award granted to a Grantee. The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements. The Company also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

11.  Nonassignability
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          An Award may be exercised only by the Grantee and an Award may not be assignable or transferable by him other than by will or the laws of descent and distribution.

12.  Cancellation and Reissuance
     ---------------------------
          The Committee, at any time and from time to time, in its discretion, may offer Grantees the opportunity to elect to surrender, or to have the Company cancel and terminate, any outstanding Award (or any portion thereof), and may grant in substitution for the cancelled and terminated Award (or portion thereof) a new Award under the Plan. The type, terms and magnitude of the new Award may be similar to or different from the original Award.

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13.  Amendment or Termination of the Plan
     ------------------------------------

     (a)  Amendment
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          The Company may amend the Plan from time to time in such respects as the Company may deem advisable. Any such amendment shall apply to any outstanding Awards that were granted before the date such amendment is adopted, provided that no such amendment shall adversely affect any right acquired by any Grantee, under the terms of any Award granted before the date of such amendment, unless such Grantee shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 14 hereof shall not adversely affect such right. No such amendment shall affect any Award that has been exercised or earned before the date such amendment is adopted.

     (b)  Termination
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          The Company may at any time terminate the Plan.  Any such termination of the Plan shall not affect Awards previously granted and such Awards shall remain in full force and effect as if the Plan had not been terminated.

14.  Adjustments Upon Changes in Capitalization
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     (a)  Adjustments to Award Amounts
          ----------------------------
          In the event of any Share distribution, split-up, recapitalization, combination, exchange of interests in the Company or any other entity, merger, consolidation, acquisition of property, separation, reorganization, or liquidation, as a result of which interests of any class in the Company or any other entity shall be issued in respect of outstanding Shares, or if Shares shall be changed into the same or a different

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number of the same or another class or classes of interests in the Company or any other entity ("interests") prior to a distribution to a Grantee under an Award, the Committee shall adjust, as it deems equitable in its sole and absolute discretion, the aggregate number and type of Shares (or other interests) available for Awards under Section 5, the number of Shares or interests (or, if applicable, the amount of cash (or other property)) to be distributed to the Grantee and/or the exercise price or purchase price of Shares subject to an Award, to avoid any significant dilution or enlargement of the benefits intended to be made available under the Plan.

     (b)  Adjustments to Shares Subject to Plan
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          In the event of any change in the outstanding Shares of the Company as described in subsection (a), above, the aggregate number and class of interests remaining available under the Plan shall be that number and class that a person would be holding if: the person had been granted an Option on the date preceding such change for all of the available Shares under the Plan, all such Shares had been purchased at the date of the grant of the Award and had not been disposed of, and a change in the outstanding Shares as described in subsection
(a), above, had occurred.

15.  Agreement and Representations of Grantee
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     (a) As a condition to receiving Shares under the Plan, the Company may require the person receiving such Shares to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares. The Shares shall not be offered, sold, transferred, or otherwise disposed of in the absence of registration, or the availability of

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an exemption from registration, under the Securities Act of 1933.  No such offer, sale, transfer, or other disposition may be made without the prior written opinion of counsel for the Company that such offer, sale, transfer, or other disposition will not violate the Securities Act of 1933 or other applicable securities law, rule, or regulation of any jurisdiction. The foregoing restriction may be indicated by legend on the Share certificates representing such Shares.

     (b) Any Shares received under the Plan shall be subject to such restrictions as may be contained in any agreement previously entered into by the Company with respect to Shares and applicable to such Shares. The foregoing restrictions, if any, shall be indicated by legend on the Share certificates representing such Shares.

     (c) The Company shall execute and deliver to each Grantee a written Agreement that shall contain such provisions as the Committee in each instance shall deem appropriate and not inconsistent with any of the provisions of the Plan.

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16.  Reservation of Shares
     ---------------------
          The Company, during the term of this Plan, shall at all times reserve and keep available, and shall seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

17.  Use of Funds
     ------------
          The proceeds of the sale of Shares, whether newly issued or previously acquired, shall be added to and administered as a part of the general assets of the Company.

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18.  Notice
     ------
          All notices delivered pursuant to the Plan shall be in writing, delivered by hand, by facsimile or by first class certified mail, return receipt requested, postage prepaid. If notice is delivered to the Company, it shall be delivered to the Company, in care of the President of the Company, at the Company's principal place of business. If notice is delivered to the Grantee, it shall be delivered at the most recent address of Grantee shown on the records of the Company. The Company and/or the Grantee may change by notice (delivered in accordance with this Section 18) the address for delivery set forth in this
Section 18. The date of notice for all purposes under the Plan shall be the date of delivery of the notice. As soon as practicable after the Company has learned of the death or incapacity of a Grantee and the identity of the Grantee's Legal Representatives, the Company shall notify, in accordance with this Section 18, the Legal Representatives of their right (if any) to exercise any Award granted hereunder, provided that notice to any of Grantee's Legal Representatives shall be deemed to be notice to all of Grantee's Legal Representatives.

19.  Governing Law
     -------------
          The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware except to the extent that such laws may be preempted by any Federal law.

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